UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 4, 2013
Date of Report (Date of earliest event reported)
AMERCO
(Exact name of registrant as specified in its charter)
Nevada	1-11255	88-0106815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239
(Address of Principal Executive Offices)

(775) 688-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 1, 2013, the property management agreements among Three-A SAC Self-Storage Limited Partnership, Three-B SAC Self-Storage Limited Partnership, Three-C SAC Self-Storage Limited Partnership, Three-D SAC Self-Storage Limited Partnership and Galaxy Storage One, L.P and the subsidiaries of U-Haul International, Inc. were amended and restated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Property Management Agreement among Three-A SAC Self-Storage Limited Partnership and the subsidiaries of U-Haul International, Inc.
10.2	Amended and Restated Property Management Agreement among Three-B SAC Self-Storage Limited Partnership and the subsidiaries of U-Haul International, Inc.
10.3	Amended and Restated Property Management Agreement among Three-C SAC Self-Storage Limited Partnership and the subsidiaries of U-Haul International, Inc.
10.4	Amended and Restated Property Management Agreement among Three-D SAC Self-Storage Limited Partnership and the subsidiaries of U-Haul International, Inc.
10.5	Amended and Restated Property Management Agreement among Galaxy Storage One, LP and the subsidiaries of U-Haul International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

/s/ Jason A. Berg

Jason A. Berg,

Principal Financial Officer and

Chief Accounting Officer

Dated: October 4, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Property Management Agreement among Three-A SAC Self-Storage Limited Partnership and the subsidiaries of U-Haul International, Inc.
10.2	Amended and Restated Property Management Agreement among Three-B SAC Self-Storage Limited Partnership and the subsidiaries of U-Haul International, Inc.
10.3	Amended and Restated Property Management Agreement among Three-C SAC Self-Storage Limited Partnership and the subsidiaries of U-Haul International, Inc.
10.4	Amended and Restated Property Management Agreement among Three-D SAC Self-Storage Limited Partnership and the subsidiaries of U-Haul International, Inc.
10.5	Amended and Restated Property Management Agreement among Galaxy Storage One, LP and the subsidiaries of U-Haul International, Inc.